Jefferies 2012 Global Industrial and A&D Conference
SEALED AIR UPDATE

August 7, 2012

William V. Hickey, CEO
Carol P. Lowe, CFO
Tod S. Christie, Treasurer

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SAFE HARBOR AND REGULATION G STATEMENT

- This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans to,” “will” and similar expressions. Examples of these forward-looking statements include preliminary 2012 financial performance and expectations and assumptions associated with our 2011-2014 Integration & Optimization Program, availability and pricing of raw materials, success of our growth programs, economic conditions, and the success of pricing actions. These statements reflect our beliefs and expectations as to future events and trends affecting our business, our consolidated financial position and our results of operations. A variety of factors may cause actual results to differ materially from these expectations, including general domestic and international economic and political conditions affecting packaging utilization; changes in our raw material and energy costs; credit ratings; timing of future costs, cash payments and benefits related to the 2011-2014 Integration & Optimization Program, competitive conditions and contract terms; currency translation and devaluation effects, including Venezuela; the success of our financial growth, profitability and manufacturing strategies and our cost reduction and productivity efforts; the effects of animal and food-related health issues; pandemics; environmental matters; regulatory actions and legal matters; and the successful integration of Diversey. For more extensive information, see “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events, or otherwise.

- Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. For important information on our use of non-U.S. GAAP financial measures and information, including reconciliations of such non-U.S. GAAP financial measures and information to comparable U.S. GAAP measures and information, please refer to the financial tables that appear later in this presentation.

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WHO WE ARE

A COMPANY FOCUSED ON PROTECTION

We protect what's important - - helping people live healthier, eat better and ship products safely around the world.

We deliver consistent, superior solutions in:

FOOD SAFETY & SECURITY

FACILITY HYGIENE

PRODUCT PROTECTION

Our customers rely on our solutions to improve safety, efficiency and sustainability.


What you eat & drink +


Where you go +


What you ship +

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UNIQUELY POSITIONED WITH A SOLID BUSINESS PROFILE

- Premium global provider with #1 or #2 position in our principal applications
- Diversified $8.1B* revenue:
  - Geography
  - Defensive end sectors
  - Customer base
- Unique and inventive **Total System Solutions**
- Extensive sales & manufacturing scale and reach (8,200 market facing team and >20% sales in developing regions)
- Focused on adjusted EBITDA growth and net debt reduction
- Solid free cash flow generation (>15% yield)**

BubbleWrap A SEALED AIR BRAND

CRYOVAC Food Packaging Systems

Ethafoam Polyethylene Foam Products

Diversey

Instapak Foam Packaging

Nelipak® Custom Thermoformed Products

TASKI

** Pro forma 2011 net sales*

*** Reflects mid-point of 2012 free cash flow guidance range and share price on 08/03/2012*

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ORGANIC SALES GREW – BUT AT A SLOWER RATE

($ in millions)

2Q-2012 Net Sales Performance



1,213
2,089
2,004
2011
Pro Forma 2011
2012

Reported Components of Growth		Pro Forma
Currency	(3.8)%	(4.7)%
Volumes	0.4%	(1.0)%
Price/Mix	1.3%	1.7%
Acq/Div	67.4%	-
Reported Sales	**65.3%**	**(4.0)%**
Organic Sales*	**1.7%**	**0.7%**

- Pro forma 2Q organic sales* +1%, but growth rate slowing vs. 1Q-2012 +3% rate
- 2Q organic growth by region:
  - North America: +1%
  - Latin America: +11%
  - EMEA: -3%
  - Asia Pacific: +2%
- Price/Mix growth reflected benefits of prior pricing actions that went into effect 1Q or early 2Q.

** Organic sales refers to unit volume and price/mix performance*
Note: please refer to the appendix for our components of reported growth

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VOLUMES IMPACTED BY CHALLENGING MACRO'S AND PROTEIN INDUSTRY TRENDS

	2Q-12 Volume	2Q-12 Price/Mix	Key Highlights
Food Packaging	↑ +1%	↑ +3%	• Volumes outpacing weak protein production rates • Volumes strongest in Latin America and Asia-Pac • Volume declines in North America and EMEA (Europe) • Recognition of new products in market and by industry
Food Solutions	↓ (2)%	= Flat	• Volumes steady vs. PY excluding effect of challenging comp's for Equipment in EMEA • Vertical Pouch Packaging organic sales strong at +7% v. PY • Case ready organic sales +2% v. PY
Protective Packaging	= Flat	= Flat	• Volume performance strongest in North America and Asia-Pac, International volumes overall -1% • Strongest product performance in inflatable solutions serving e-commerce applications – many with volumes +20% v. PY • Industrial-oriented solutions relatively flat v. PY on economy
Diversey *(vs. pro forma 2011)*	↓ (3)%	↑ +2%	• Key end market organic sales up globally on average +4% vs. PY: Food & Beverage, Food Service, Lodging, Building Service Contractors • Persistent weakness in Gov't/Education and Retail sectors and among Consumer-branded products • EMEA (Europe) and N. America source of volume weakness

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IMPLEMENTING $70 MILLION OF NEW COST SAVING MEASURES TO ALIGN TO SLOWER MACRO CONDITIONS

- **2011-2014 Integration & Optimization Program scope and benefits increased:**
  - Results running ahead of initial plan
  - New actions taken to address macroeconomic weakness to reduce our cost structure
  - Resulted in 2Q total benefits of $23 million (approximately $15 million in Diversey segment)

- **New actions address:**
  - Lowering our "Cost to Serve" internally and externally
  - Further alignment and optimization of the organization and platform around the new strategy
  - Reducing administrative complexity to increase responsiveness and service levels
  - Greater synergies from external service providers

($ in millions)	2012	Incremental 2013	Incremental 2014	Cumulative 2011-2014
Prior benefits	$70	$45	$10-$15	$125-$130
Additional benefits	$20	$50	-	$70
New Total	**$90**	**$95**	**$10-$15**	**$195-$200**

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Financial Overview

Carol Lowe, CFO

LOWER VOLUMES AND OTHER FACTORS OFFSET COST SYNERGIES AND POSITIVE PRICE/COST SPREAD

	2Q-12 Adjusted Operating Profit Margin *(bps change YoY)*	**Key Drivers**
Food Packaging	9.7% *-270 bps*	• Lower customer production rates • Unfavorable product mix • Negotiated labor agreement • Manufacturing consolidation costs
Food Solutions	11.2% *+160 bps*	• Favorable product mix • Solid price/cost management
Protective Packaging	12.5% *-60 bps*	• Unfavorable currency transaction costs
Diversey *(vs. pro forma 2011)*	5.0% *-380 bps*	• Favorable price/cost spread and synergies • Investment in resources in developing regions • Unfavorable year-over-year comparison of variable compensation expenses
Total *(vs. pro forma 2011)*	8.1% *-210 bps*	

Reported U.S. GAAP 2Q-2012 Operating Profit Margin Results: Food Packaging = 9.3%, -310bps; Food Solutions = 10.6%, -100bps; Protective Packaging = 12.4%, -70bps; Diversey = 3.7%, -510bps; Total = 7.4%, -230bps.

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2Q FOOD PACKAGING ADJUSTED OPERATING PROFIT IMPACTED BY UNUSUAL ITEMS



Food Packaging Segment Adjusted Operating Profit Q2 Bridge
($ in millions)
62
~17
Price/Cost Spread
~(10)
1X Items
• labor agreement
• other 1x items
~(20)
Recurring in 2H/12
• volume
• cost absorption
• start up costs
• f/x on imports
~(2)
FX
48
2Q-2011
2Q-2012

Reported U.S. GAAP Operating Profit: 2Q-2011: $62 million, 2Q-2012: $46 million
Please see the appendix for reconciliations

2Q DIVERSEY ADJUSTED OPERATING PROFIT



Diversey Segment Adjusted Operating Profit Q2 Bridge
($ in millions)
77
2Q-2011
~(23)
'11 comp
~35
Benefits
• synergies
• SARs
• price/cost
~(7)
1X Items
• inventory
~(35)
Recurring in 2H/12
• mix
• compensation
• volume
• inventory
~(7)
FX
41
2Q-2012

Reported U.S. GAAP Operating Profit (pro forma): 2Q-2011: $67 million, 2Q-2012: $30 million
Please see the appendix for reconciliations

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2Q FOOD PACKAGING AND DIVERSEY PROFIT PERFORMANCE IMPACTED YTD ADJUSTED EBITDA

YTD 2012 Adjusted EBITDA Performance



($ millions)
$1,083
~$1,105 Constant $
F/X
~$1,065
Reported
1H: $541
13.6%
1H: $479
12.2%
Pro Forma
2011
Target
2012

Reported U.S. GAAP Net Earnings:
1H-2011 (pro forma) = $124.7 *1H-2012 = $(19.6)*

1H-2012 Key Drivers

- ↑ Cost synergies
- ↑ Favorable price/cost spread
- ↓ Lower volumes and under absorption
- ↓ Mix
- ↓ Unfavorable F/X: translation & imports
- ↓ Negotiated labor agreement and comp.
- ↓ Manufacturing costs due to consolidation activities & inventory adjustments
- ↓ Unfavorable 2011 Diversey comparison due to lower variable compensation*

2H-2012: +$50 million additional synergy benefits, as well as seasonality & price/cost

Note: 3Q 2011 and 4Q 2011 Diversey results also reflect the benefit of lower variable compensation expenses of approximately $10 million per quarter.
Please see the appendix for reconciliations

FREE CASH FLOW CONTINUES TO BUILD - SIGNIFICANT GENERATION EXPECTED IN SECOND HALF

($ in millions)

Free Cash Flow Performance



127
25
1Q-2012
YTD June 2012

Reported U.S. GAAP Net Earnings:
1Q-2012 = $(6.1) *1H-2012 = $(19.6)*

Changes in QTD Working Capital* Items

Source/(Use):

• **Receivables**	**$(29)**
• **Inventory**	**8**
• **Accounts Payable**	**-**
QTD Capital Expenditures	**(39)**

Significant sequential free cash flow improvement in 2Q. Adjusted Cash Earnings of $113 million.

• Working capital includes the impact of foreign currency translation and represents net balance sheet changes. Please see the appendix for reconciliations

TARGETING $4.95 BILLION NET DEBT BY 12/31/2012



($ millions)
$5,156
~$4,950
YoY Change
~$(205)
(4)% YoY
12/31/2011
Target 12/31/2012

COMPONENTS OF NET DEBT REDUCTION:

- Free cash flow guidance: $425-$450 million
- Uses of Cash:
  - $100 million: Dividends
  - $125 million: Restructuring payments
  - "Other liabilities" – expected to substantially improve in balance of the year vs. 1H use

PORTFOLIO RATIONALIZATION TO ALIGN THE CORE:

- Portfolio rationalization could generate up to $500 million over next 12 months
- Creates opportunity to accelerate deleveraging

$1.3 BILLION IN LIQUIDITY TO FUND OBLIGATIONS



($ millions)
Debt Maturity Schedule
877
5.625%
400
30
12.0%
150
163
356
425
7.875%
400
12
1121
8.125%
750
8.375%
750
6.875%
450
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2033
= Senior Secured Credit Facilities (term loans)
= Bonds *(associated interest rate)*
= W. R. Grace Settlement*

PROCEEDS FROM PORTFOLIO RATIONALIZATION OFFER UP-SIDE

**Reflects estimated cash liability at December 31, 2012. Exact timing of the settlement is unknown.*

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FOCUSED ON SOLID EXECUTION TO…

- Integrate Diversey and align the platform for more profitable growth
- Expand our market position: customer and developing region penetration
- Achieve up-sized cost synergy targets
- Prioritize capital deployment to:
  - Accelerate pay down of debt
  - Return cash to shareholders via dividend
  - Fund integration cash payments

Q&A

Appendix

Appendix

Components of Change in Net Sales – Business Segments and Other
(Unaudited)
(In Millions)

	Three Months Ended June 30, 2012											
	Food Packaging		Food Solutions		Protective Packaging		Diversey		Other		Total Company	
Volume - Units	$ 2.6	0.5 %	$ (4.6)	(1.8) %	$ 1.4	0.4 %	$ -	- %	$ 5.8	6.1 %	$ 5.2	0.4 %
Volume - Acquired businesses, net of (dispositions)	0.3	0.1	-	-	-	-	816.3	#	0.7	0.7	817.3	67.4
Product price/mix [1]	14.5	2.9	0.3	0.1	0.7	0.2	-	-	(0.1)	(0.1)	15.4	1.3
Foreign currency translation	(19.6)	(3.9)	(10.5)	(4.0)	(11.0)	(3.1)	-	-	(5.0)	(5.2)	(46.1)	(3.8)
Total change (U.S. GAAP)	**$ (2.2)**	**(0.4) %**	**$ (14.8)**	**(5.7) %**	**$ (8.9)**	**(2.5) %**	**$ 816.3**	**# %**	**$ 1.4**	**1.5 %**	**$ 791.8**	**65.3 %**
Impact of foreign currency translation	19.6	3.9	10.5	4.0	11.0	3.1	-	-	5.0	5.2	46.1	3.8
Total constant dollar change (Non-U.S. GAAP)[2]	**$ 17.4**	**3.5 %**	**$ (4.3)**	**(1.7) %**	**$ 2.1**	**0.6 %**	**$ 816.3**	**# %**	**$ 6.4**	**6.7 %**	**$ 837.9**	**69.1 %**

Note: Please refer to the earnings release dated August 2, 2012 for footnote information.

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Reconciliation of U.S. GAAP Operating Profit to Non-U.S. GAAP Adjusted Operating Profit & Pro Forma Results

(Unaudited)
(In Millions)

	Three Months Ended June 30, 2012					
	Food Packaging	Food Solutions	Protective Packaging	Diversey	Other	Segments and Other
Net Sales	$ 499.7	$ 247.1	$ 344.6	$ 816.3	$ 96.7	$ 2,004.4
Operating profit[1]	$ 46.4	$ 26.3	$ 42.8	$ 29.8	$ 2.9	$ 148.2
Add: Special items[2]	1.9	1.4	0.2	10.7	0.2	14.4
Adjusted operating profit	48.3	27.7	43.0	40.5	3.1	162.6
as a % of net sales	*9.7%*	*11.2%*	*12.5%*	*5.0%*	*3.2%*	*8.1%*
Add: Depreciation and amortization on property and equipment, net of special items	15.9	7.6	5.5	9.3	3.9	42.2
Add: Amortization expense of acquired intangible assets	0.1	0.3	0.3	33.2	1.4	35.3
Total	$ 64.3	$ 35.6	$ 48.8	$ 83.0	$ 8.4	$ 240.1
as a % of net sales	*12.9%*	*14.4%*	*14.2%*	*10.2%*	*8.7%*	*12.0%*

	Three Months Ended June 30, 2011					
	Food Packaging	Food Solutions	Protective Packaging	Diversey[3]	Other	Total Segments
Net Sales	$ 501.9	$ 261.9	$ 353.5	$ 876.1	$ 95.3	$ 2,088.7
Operating profit[1]	$ 62.3	$ 25.2	$ 46.3	$ 66.6	$ 1.9	$ 202.3
Add: Special items[2]	-	-	(0.1)	10.2	-	10.1
Adjusted operating profit	62.3	25.2	46.2	76.8	1.9	212.4
as a % of net sales	*12.4%*	*9.6%*	*13.1%*	*8.8%*	*2.0%*	*10.2%*
Add: Depreciation and amortization on property and	16.6	7.5	5.9	11.6	4.4	46.0
Add: Amortization expense of acquired intangible assets	0.3	0.7	0.5	31.5	1.0	34.0
Total	$ 79.2	$ 33.4	$ 52.6	$ 119.9	$ 7.3	$ 292.4
as a % of net sales	*15.8%*	*12.8%*	*14.9%*	*13.7%*	*7.7%*	*14.0%*

Note: Please refer to the earnings release dated August 2, 2012 for footnote information.

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Reconciliation of Net (Loss) Earnings Available to Common Stockholders to Non-U.S. GAAP EBIT, EBITDA and Adjusted EBITDA

(Unaudited)
(In Millions)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2012	2011[(1)]	2012	2011[(1)]
U.S. GAAP net (loss) earnings available to common stockholders	**$ (13.7)**	**$ 65.0**	**(19.6)**	**$ 124.7**
Add: Interest expense	97.6	36.9	195.4	73.9
Add: Income tax provision (benefit)	7.0	25.2	(1.4)	47.4
Non-U.S. GAAP EBIT	**90.9**	**127.1**	**174.4**	**246.0**
Depreciation and amortization on property, plant and equipment and intangible assets acquir	77.8	36.9	160.1	72.9
Non-U.S. GAAP EBITDA	**168.7**	**164.0**	**334.5**	**318.9**
Add: Share-based incentive compensation and profit sharing expense	7.8	12.1	20.1	22.6
Add: 2011- 2014 Integration and Optimization Program restructuring charges	27.1	-	74.4	-
Add: Other restructuring charges	(0.6)	-	0.2	-
Add: Costs related to the acquisition of Diversey	1.7	6.6	3.5	6.6
accelerated depreciation and amortization expense of $5.3 million in the six months ended June 30, 2012)	1.6	-	2.1	-
Add: Non-recurring associated costs from legacy Diversey restructuring programs (less accelerated depreciation and amortization expense of $0.3 million.)	10.4	-	17.7	-
Add: Impairment of equity investment and related provisions for bad debt	25.8	-	25.8	-
Add: European manufacturing facility closure charges	0.1	(0.1)	0.1	0.2
Add: Foreign currency exchange losses related to Venezuelan subsidiary	0.2	-	0.2	0.2
Add: Settlement agreement related costs	0.1	0.2	0.2	0.6
Non-U.S. GAAP adjusted EBITDA	**$ 242.9**	**$ 182.8**	**478.8**	**$ 349.1**
Total net sales	**$ 2,004.4**	**$ 1,212.6**	**3,922.0**	**$ 2,341.1**
Non-U.S. GAAP adjusted EBITDA as a percentage of total net sales	***12.1%***	***15.1%***	***12.2%***	***14.9%***

Note: Please refer to the earnings release dated August 2, 2012 for footnote information.

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Non-U.S. GAAP Free Cash Flow
(Unaudited)
(In Millions)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2012	2011[1]	2012	2011[1]
Non-U.S. GAAP adjusted cash net earnings	**$ 112.5**	**$ 89.7**	**$ 146.4**	**$ 150.2**
Add: Depreciation expense on property, plant and equipment, net of special items	42.2	34.3	85.0	67.8
Add: Share-based incentive compensation and profit sharing expense	7.8	12.1	20.1	22.6
Less: Capital expenditures	(38.6)	(27.0)	(67.8)	(46.5)
Changes in working capital items:				
Receivables, net	(29.3)	(35.4)	25.9	(34.4)
Inventories, net	7.7	(42.8)	(85.2)	(106.0)
Accounts payable	(0.3)	(1.9)	2.2	31.6
Non-U.S. GAAP Free Cash Flow[2]	**$ 102.0**	**$ 29.0**	**$ 126.6**	**$ 85.3**

Note: Please refer to the earnings release dated August 2, 2012 for footnote information.